Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2023 RESULTS

Houston, Texas

August 2, 2023

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2023.

SEACOR Marine’s consolidated operating revenues for the second quarter of 2023 were $66.9 million, operating income was $2.9 million, and direct vessel profit (“DVP”)(1) was $30.6 million. This compares to consolidated operating revenues of $54.0 million, operating loss of $15.5 million, and DVP of $9.9 million in the second quarter of 2022, and consolidated operating revenues of $60.0 million, operating income of $0.2 million, and DVP of $22.7 million in the first quarter of 2023.

Notable second quarter items include:

•
23.8% improvement in revenues from the second quarter of 2022 and a 11.5% increase from the first quarter of 2023.
•
Average utilization rate of 78%, the highest for a second quarter since 2013, a 1.0% improvement from the second quarter of 2022, and a 2% increase from the first quarter of 2023.
•
Average day rates of $15,250, a 25.5% improvement from the second quarter of 2022, and a 6.5% increase from the first quarter of 2023, which was the highest day rate since the fourth quarter of 2015.
•
DVP margin increased 209.9% from the second quarter of 2022 and increased 34.8% from the first quarter of 2023.

For the second quarter of 2023, net loss was $4.6 million ($0.17 loss per basic and diluted share). This compares to a net loss for the second quarter of 2022 of $19.1 million ($0.72 loss per basic and diluted share). Sequentially, second quarter 2023 results compare to a net loss of $9.6 million ($0.36 loss per basic and diluted share) in the first quarter of 2023.

Chief Executive Officer John Gellert commented:

“I am pleased with the Company’s second quarter results as the cyclical recovery continued with another consecutive quarter of improved average day rates and utilization. More importantly, the second quarter produced meaningful cash flows from operations through a strong conversion rate with the highest DVP the Company has generated since 2014.

The increase in DVP was primarily due to higher day rates and utilization as well as lower operating expenses. This quarterly improvement was driven by our international business segments, most notably Africa and Europe, which have been virtually sold out during the quarter, and the Middle East. We also continued to make progress in Latin America, despite slightly lower utilization due to scheduled drydockings.

Further improvement in our U.S. business was hampered in the second quarter by low activity levels on the shelf of the Gulf of Mexico, driven in part by the bankruptcy of a significant operator, as well as delays in contract startups for several offshore wind contracts in the Northeast. Additionally, one of our premium liftboats in the U.S. remained offhire for previously reported extended repairs. We expect that this vessel will return to service once temporary repairs are completed during the second half of 2023.

On June 20, 2023, the Company announced the refinancing of the debt associated with three of our modern PSVs that we acquired with shipyard financing during the trough of the cycle. We will continue to address near-term maturities and opportunistically pursue refinancing opportunities that reflect the improved outlook for the business.

I am optimistic about our ability to continue to improve our profitability in the current cycle given the margin available to improve utilization and the fact that average day rates have yet to reflect full cycle dynamics.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Operating Revenues	$66,891	$54,017	$126,864	$99,608
Costs and Expenses:
Operating	36,302	44,145	73,575	83,641
Administrative and general	13,704	10,210	25,336	20,134
Lease expense	698	1,008	1,418	2,068
Depreciation and amortization	13,575	14,208	27,337	28,579
	64,279	69,571	127,666	134,422
Gains on Asset Dispositions and Impairments, Net	265	25	3,864	2,164
Operating Income (Loss)	2,877	(15,529)	3,062	(32,650)
Other Income (Expense):
Interest income	422	190	882	219
Interest expense	(8,736)	(6,989)	(17,524)	(13,616)
Derivative gains (losses), net	—	33	—	(1)
Foreign currency (losses) gains, net	(603)	1,170	(1,428)	1,991
Other, net	—	(41)	—	(41)
	(8,917)	(5,637)	(18,070)	(11,448)
Loss Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(6,040)	(21,166)	(15,008)	(44,098)
Income Tax (Benefit) Expense	(1,096)	(1,634)	61	(4,055)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(4,944)	(19,532)	(15,069)	(40,043)
Equity in Earnings of 50% or Less Owned Companies	373	415	909	6,089
Net Loss	(4,571)	(19,117)	(14,160)	(33,954)
Net Income Attributable to Noncontrolling Interests in Subsidiaries	—	3	—	3
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(4,571)	$(19,120)	$(14,160)	$(33,957)

Net Loss Per Share:
Basic	$(0.17)	$(0.72)	$(0.52)	$(1.28)
Diluted	$(0.17)	(0.72)	$(0.52)	(1.28)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,137,873	26,664,745	26,981,004	26,522,808
Diluted	27,137,873	26,664,745	26,981,004	26,522,808

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Time Charter Statistics:
Average Rates Per Day	$15,250	$14,314	$13,794	$13,340	$12,149
Fleet Utilization	78%	76%	76%	79%	77%
Fleet Available Days	5,096	5,071	5,244	5,336	5,311
Operating Revenues:
Time charter	$60,804	$55,415	$54,789	$56,500	$49,504
Bareboat charter	364	360	376	332	48
Other marine services	5,723	4,198	2,761	2,959	4,465
	66,891	59,973	57,926	59,791	54,017
Costs and Expenses:
Operating:
Personnel	19,944	19,803	20,849	20,152	18,346
Repairs and maintenance	5,793	6,011	8,948	7,377	8,380
Drydocking	2,256	13	1,667	5,046	6,474
Insurance and loss reserves	2,390	2,789	3,381	2,850	2,545
Fuel, lubes and supplies	3,638	4,819	5,794	5,416	4,350
Other	2,281	3,838	3,699	3,165	4,050
	36,302	37,273	44,338	44,006	44,145
Direct Vessel Profit (1)	30,589	22,700	13,588	15,785	9,872
Other Costs and Expenses:
Lease expense	698	720	633	1,168	1,008
Administrative and general	13,704	11,632	10,799	9,978	10,210
Depreciation and amortization	13,575	13,762	13,624	13,754	14,208
	27,977	26,114	25,056	24,900	25,426
Gains (Losses) on Asset Dispositions and Impairments, Net	265	3,599	1,017	(1,783)	25
Operating Income (Loss)	2,877	185	(10,451)	(10,898)	(15,529)
Other Income (Expense):
Interest income	422	460	688	(123)	190
Interest expense	(8,736)	(8,788)	(8,456)	(7,634)	(6,989)
Derivative gains, net	—	—	—	1	33
Gain on debt extinguishment	—	—	10,429	—	—
Foreign currency (losses) gains, net	(603)	(825)	(2,646)	2,314	1,170
Other, net	—	—	137	659	(41)
	(8,917)	(9,153)	152	(4,783)	(5,637)
Loss Before Income Tax (Benefit) Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(6,040)	(8,968)	(10,299)	(15,681)	(21,166)
Income Tax (Benefit) Expense	(1,096)	1,157	4,219	8,418	(1,634)
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(4,944)	(10,125)	(14,518)	(24,099)	(19,532)
Equity in Earnings (Losses) of 50% or Less Owned Companies	373	536	1,176	(254)	415
Net Loss	(4,571)	(9,589)	(13,342)	(24,353)	(19,117)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	—	—	—	(2)	3
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(4,571)	$(9,589)	$(13,342)	$(24,351)	$(19,120)

Net Loss Per Share:
Basic	$(0.17)	$(0.36)	$(0.50)	$(0.91)	$(0.72)
Diluted	$(0.17)	$(0.36)	$(0.50)	$(0.91)	$(0.72)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,138	26,822	26,728	26,728	26,665
Diluted	27,138	26,822	26,728	26,728	26,665
Common Shares and Warrants Outstanding at Period End	28,481	28,428	28,142	28,142	28,145

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$16,115	$18,359	$22,563	$21,551	$17,792
Fleet utilization	35%	35%	57%	58%	43%
Fleet available days	1,080	1,015	1,288	1,363	1,277
Out-of-service days for repairs, maintenance and drydockings	229	112	108	199	284
Out-of-service days for cold-stacked status	173	211	242	259	313
Operating Revenues:
Time charter	$6,121	$6,564	$16,574	$17,075	$9,759
Other marine services	2,993	3,842	2,916	2,161	2,399
	9,114	10,406	19,490	19,236	12,158
Direct Costs and Expenses:
Operating:
Personnel	5,957	6,535	7,262	7,243	5,773
Repairs and maintenance	1,573	1,194	2,666	2,002	1,280
Drydocking	1,506	43	472	1,549	4,090
Insurance and loss reserves	1,082	1,041	2,022	1,382	1,198
Fuel, lubes and supplies	924	783	746	1,143	794
Other	335	223	416	314	281
	11,377	9,819	13,584	13,633	13,416
Direct Vessel (Loss) Profit (1)	$(2,263)	$587	$5,906	$5,603	$(1,258)
Other Costs and Expenses:
Lease expense	$143	$136	$138	$278	$295
Depreciation and amortization	3,861	3,535	3,912	4,332	4,562

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$14,982	$12,835	$11,241	$11,813	$11,279
Fleet utilization	94%	87%	82%	91%	85%
Fleet available days	1,729	1,710	1,656	1,629	1,567
Out-of-service days for repairs, maintenance and drydockings	58	118	125	37	58
Operating Revenues:
Time charter	$24,414	$18,996	$15,299	$17,551	$14,930
Other marine services	(1,037)	(834)	(679)	60	1,072
	23,377	18,162	14,620	17,611	16,002
Direct Costs and Expenses:
Operating:
Personnel	4,833	4,505	4,680	4,694	3,526
Repairs and maintenance	2,050	2,553	2,902	2,110	2,638
Drydocking	144	1,184	678	383	134
Insurance and loss reserves	420	318	366	359	329
Fuel, lubes and supplies	1,419	2,215	2,775	2,284	1,490
Other	1,346	1,690	1,896	1,580	1,871
	10,212	12,465	13,297	11,410	9,988
Direct Vessel Profit (1)	$13,165	$5,697	$1,323	$6,201	$6,014
Other Costs and Expenses:
Lease expense	$408	$429	$378	$455	$456
Depreciation and amortization	3,853	3,925	3,683	3,461	3,306

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$13,245	$13,562	$11,090	$9,507	$9,673
Fleet utilization	86%	82%	75%	79%	87%
Fleet available days	1,456	1,440	1,533	1,564	1,651
Out-of-service days for repairs, maintenance and drydockings	58	76	132	252	160
Operating Revenues:
Time charter	$16,563	$16,028	$12,802	$11,712	$13,906
Other marine services	3,357	(142)	(66)	319	460
	19,920	15,886	12,736	12,031	14,366
Direct Costs and Expenses:
Operating:
Personnel	5,266	4,841	5,270	5,384	5,691
Repairs and maintenance	1,219	677	1,958	1,776	2,545
Drydocking	(684)	(1,095)	244	3,113	2,250
Insurance and loss reserves	720	1,185	821	762	748
Fuel, lubes and supplies	425	1,142	1,335	1,426	1,318
Other	234	1,327	915	878	1,213
	7,180	8,077	10,543	13,339	13,765
Direct Vessel Profit (Loss) (1)	$12,740	$7,809	$2,193	$(1,308)	$601
Other Costs and Expenses:
Lease expense	$67	$76	$52	$35	$38
Depreciation and amortization	3,708	3,688	3,783	3,974	4,229

Latin America
Time Charter Statistics:
Average rates per day worked	$18,846	$16,229	$14,009	$14,010	$14,263
Fleet utilization	88%	94%	94%	93%	94%
Fleet available days	831	906	767	780	816
Out-of-service days for repairs, maintenance and drydockings	79	22	14	12	6
Operating Revenues:
Time charter	$13,706	$13,827	$10,114	$10,162	$10,909
Bareboat charter	364	360	376	332	48
Other marine services	410	1,332	590	419	534
	14,480	15,519	11,080	10,913	11,491
Direct Costs and Expenses:
Operating:
Personnel	3,888	3,922	3,637	2,831	3,356
Repairs and maintenance	951	1,587	1,422	1,489	1,917
Drydocking	1,290	(119)	273	1	—
Insurance and loss reserves	168	245	172	347	270
Fuel, lubes and supplies	870	679	938	563	748
Other	366	598	472	393	685
	7,533	6,912	6,914	5,624	6,976
Direct Vessel Profit (1)	$6,947	$8,607	$4,166	$5,289	$4,515
Other Costs and Expenses:
Lease expense	$80	$79	$65	$400	$219
'Depreciation and amortization	2,153	2,614	2,246	1,987	2,111

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
AHTS
Time Charter Statistics:
Average rates per day worked	$8,916	$9,244	$9,254	$8,848	$8,887
Fleet utilization	85%	81%	80%	67%	66%
Fleet available days	364	391	460	552	546
Out-of-service days for repairs, maintenance and drydockings	13	45	—	92	56
Out-of-service days for cold-stacked status	—	31	92	92	131
Operating Revenues:
Time charter	$2,762	$2,915	$3,406	$3,256	$3,191
Other marine services	(134)	(152)	(168)	(183)	(143)
	2,628	2,763	3,238	3,073	3,048
Direct Costs and Expenses:
Operating:
Personnel	$1,069	$995	$1,220	$1,022	$1,050
Repairs and maintenance	186	216	331	304	566
Drydocking	131	420	6	28	(30)
Insurance and loss reserves	78	68	94	150	146
Fuel, lubes and supplies	192	476	259	399	215
Other	195	295	283	228	435
	1,851	2,470	2,193	2,131	2,382
Other Costs and Expenses:
Lease expense	$332	$331	$300	$450	$450
Depreciation and amortization	298	298	300	494	495

FSV
Time Charter Statistics:
Average rates per day worked	$11,314	$10,609	$9,905	$9,907	$9,201
Fleet utilization	92%	91%	86%	90%	85%
Fleet available days	2,093	2,070	2,116	2,116	2,126
Out-of-service days for repairs, maintenance and drydockings	86	66	146	103	108
Out-of-service days for cold-stacked status	82	90	58	75	91
Operating Revenues:
Time charter	$21,747	$19,988	$18,062	$18,837	$16,525
Other marine services	(518)	(377)	(224)	(15)	(174)
	21,229	19,611	17,838	18,822	16,351
Direct Costs and Expenses:
Operating:
Personnel	$5,083	$4,861	$5,140	$5,289	$4,880
Repairs and maintenance	1,134	1,867	2,957	2,738	2,458
Drydocking	1,342	128	1,434	656	(201)
Insurance and loss reserves	337	334	453	410	372
Fuel, lubes and supplies	1,108	1,382	1,797	1,572	1,187
Other	947	1,236	1,638	1,284	1,311
	9,951	9,808	13,419	11,949	10,007
Other Costs and Expenses:
Depreciation and amortization	4,952	4,946	4,972	4,972	5,010

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
PSV
Time Charter Statistics:
Average rates per day worked	$17,545	$14,827	$13,519	$13,772	$13,422
Fleet utilization	80%	70%	69%	78%	86%
Fleet available days	1,820	1,800	1,840	1,840	1,820
Out-of-service days for repairs, maintenance and drydockings	92	124	142	152	26
Operating Revenues:
Time charter	$25,458	$18,800	$17,194	$19,687	$20,983
Bareboat charter	364	360	376	332	48
Other marine services	19	840	222	720	575
	25,841	20,000	17,792	20,739	21,606
Direct Costs and Expenses:
Operating:
Personnel	$8,738	$8,849	$8,961	$8,427	$7,889
Repairs and maintenance	2,998	3,475	2,998	2,839	3,184
Drydocking	12	609	770	1,025	(32)
Insurance and loss reserves	421	419	552	734	551
Fuel, lubes and supplies	2,124	2,331	2,842	2,038	1,701
Other	840	2,314	1,420	1,275	1,631
	15,133	17,997	17,543	16,338	14,924
Other Costs and Expenses:
Lease expense	$—	$—	$—	$332	$154
Depreciation and amortization	4,072	4,262	4,099	3,810	3,785

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Liftboats
Time Charter Statistics:
Average rates per day worked	$35,623	$33,936	$31,717	$27,447	$24,712
Fleet utilization	37%	50%	61%	65%	44%
Fleet available days	819	810	828	828	819
Out-of-service days for repairs, maintenance and drydockings	233	94	90	154	318
Out-of-service days for cold-stacked status	91	90	92	92	91
Operating Revenues:
Time charter	$10,837	$13,712	$16,127	$14,720	$8,805
Other marine services	5,355	2,776	1,842	1,421	3,283
	16,192	16,488	17,969	16,141	12,088
Direct Costs and Expenses:
Operating:
Personnel	$5,065	$5,068	$5,520	$5,419	$4,515
Repairs and maintenance	1,472	499	2,674	1,560	2,132
Drydocking	849	(1,141)	(543)	3,337	6,737
Insurance and loss reserves	1,418	1,907	2,271	1,552	1,548
Fuel, lubes and supplies	219	619	896	1,408	1,230
Other	301	(28)	359	387	655
	9,324	6,924	11,177	13,663	16,817
Other Costs and Expenses:
Depreciation and amortization	4,215	4,214	4,210	4,429	4,870

Other Activity
Operating Revenues:
Other marine services	$1,001	$1,111	$1,089	$1,016	$924
	1,001	1,111	1,089	1,016	924
Direct Costs and Expenses:
Operating:
Personnel	$(11)	$30	$8	$(5)	$12
Repairs and maintenance	3	(46)	(12)	(64)	40
Drydocking	(78)	(3)	—	—	—
Insurance and loss reserves	136	61	11	4	(72)
Fuel, lubes and supplies	(5)	11	—	(1)	17
Other	(2)	21	(1)	(9)	18
	43	74	6	(75)	15
Other Costs and Expenses:
Lease expense	$366	$389	$333	$386	$404
Depreciation and amortization	38	42	43	49	48

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$40,750	$40,570	$39,963	$47,514	$22,608
Restricted cash	2,796	3,082	3,082	3,296	3,296
Receivables:
Trade, net of allowance for credit loss accounts	60,022	60,114	54,388	58,572	55,276
Other	12,295	11,913	7,638	6,647	7,437
Note receivable	5,000	10,000	15,000	20,000	—
Tax receivable	445	445	578	79	79
Inventories	1,653	2,207	2,123	2,059	1,723
Prepaid expenses and other	3,112	3,233	3,054	4,700	5,391
Assets held for sale	—	—	6,750	6,000	—
Total current assets	126,073	131,564	132,576	148,867	95,810
Property and Equipment:
Historical cost	966,338	969,328	967,683	992,423	1,000,147
Accumulated depreciation	(334,678)	(324,197)	(310,778)	(321,898)	(325,091)
	631,660	645,131	656,905	670,525	675,056
Construction in progress	8,876	8,540	8,111	8,422	15,576
Net property and equipment	640,536	653,671	665,016	678,947	690,632
Right-of-use asset - operating leases	5,703	5,984	6,206	4,419	5,686
Right-of-use asset - finance leases	6,495	6,654	6,813	6,972	7,131
Investments, at equity, and advances to 50% or less owned companies	3,253	3,594	3,024	1,901	75,923
Other assets	2,139	2,079	1,995	1,887	1,932
Total assets	$784,199	$803,546	$815,630	$842,993	$877,114
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,792	$1,764	$2,358	$1,792	$2,010
Current portion of finance lease liabilities	611	563	468	374	282
Current portion of long-term debt	63,959	60,523	61,512	57,567	33,398
Accounts payable and accrued expenses	39,012	44,255	37,954	36,248	39,262
Due to SEACOR Holdings	264	264	264	264	264
Other current liabilities	21,027	20,185	18,869	22,032	22,171
Total current liabilities	126,665	127,554	121,425	118,277	97,387
Long-term operating lease liabilities	4,030	4,474	4,739	3,759	4,026
Long-term finance lease liabilities	6,462	6,644	6,781	6,916	7,050
Long-term debt	243,960	254,450	260,119	282,556	318,699
Conversion option liability on convertible senior notes	—	—	—	—	1
Deferred income taxes	34,038	39,120	40,779	39,823	33,743
Deferred gains and other liabilities	2,189	2,264	2,641	2,692	2,701
Total liabilities	417,344	434,506	436,484	454,023	463,607
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	280	279	272	272	272
Additional paid-in capital	469,618	467,896	466,669	465,449	464,222
Accumulated deficit	(107,271)	(102,700)	(93,111)	(79,769)	(55,418)
Shares held in treasury	(4,221)	(4,119)	(1,852)	(1,852)	(1,852)
Accumulated other comprehensive income, net of tax	8,128	7,363	6,847	4,549	5,960
	366,534	368,719	378,825	388,649	413,184
Noncontrolling interests in subsidiaries	321	321	321	321	323
Total equity	366,855	369,040	379,146	388,970	413,507
Total liabilities and equity	$784,199	$803,546	$815,630	$842,993	$877,114

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Cash Flows from Operating Activities:
Net Loss	$(4,571)	$(9,589)	$(13,342)	$(24,353)	$(19,117)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	13,575	13,762	13,624	13,754	14,208
Deferred financing costs amortization	423	418	(997)	350	364
Stock-based compensation expense	1,723	1,227	1,220	1,227	1,076
Debt discount amortization	1,627	1,558	1,449	1,817	1,736
Allowance for credit losses	2,763	(104)	11	(53)	701
(Gain) loss from equipment sales, retirements or impairments	(265)	(3,599)	(1,017)	1,783	(25)
Gain on debt extinguishment	—	—	(12,700)	—	—
Derivative gains	—	—	—	(1)	(33)
Interest on finance lease	70	72	73	73	73
Settlements on derivative transactions, net	226	154	33	(131)	(278)
Currency losses (gains)	603	825	2,646	(2,314)	(1,170)
Deferred income taxes	(5,082)	(1,659)	957	6,079	(3,410)
Equity (earnings) losses	(373)	(536)	(1,176)	254	(415)
Dividends received from equity investees	1,044	—	74	1,096	1,162
Changes in Operating Assets and Liabilities:
Accounts receivables	(3,139)	(9,857)	2,304	(2,384)	(4,476)
Other assets	1,017	45	3,296	966	(1,539)
Accounts payable and accrued liabilities	(5,758)	6,731	769	(4,900)	4,925
Net cash provided by (used in) operating activities	3,883	(552)	(2,776)	(6,737)	(6,218)
Cash Flows from Investing Activities:
Purchases of property and equipment	(35)	(470)	(185)	(240)	(17)
Proceeds from disposition of property and equipment	427	7,611	53	—	1,371
Net investing activities in property and equipment	392	7,141	(132)	(240)	1,354
Principal payments on notes due from equity investees	—	—	—	177	175
Proceeds from sale of investment in equity investees	—	—	—	66,000	—
Notes due from others	—	—	—	(28,831)	—
Principal payments on notes due from others	5,000	5,000	5,000	8,831	—
Net cash provided by investing activities	5,392	12,141	4,868	45,937	1,529
Cash Flows from Financing Activities:
Payments on long-term debt	(9,483)	(8,608)	(7,470)	(14,182)	(9,152)
Payments on debt extinguishment	(26,772)	—	(2,271)	—	—
Proceeds from issuance of long-term debt, net of issuance costs	27,181	—	—	—	—
Payments on finance leases	(204)	(114)	(114)	(114)	(114)
Proceeds from exercise of stock options	—	6	—	—	11
Tax withholdings on restricted stock vesting and director share awards	(102)	(2,266)	—	—	(60)
Net cash used in financing activities	(9,380)	(10,982)	(9,855)	(14,296)	(9,315)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(1)	—	(2)	2	(3)
Net Change in Cash, Cash Equivalents and Restricted Cash	(106)	607	(7,765)	24,906	(14,007)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	43,652	43,045	50,810	25,904	39,911
Cash, Restricted Cash and Cash Equivalents, End of Period	$43,546	$43,652	$43,045	$50,810	$25,904

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
June 30, 2023
AHTS	3	1	—	4
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	2	2	59
December 31, 2022
AHTS	3	2	—	5
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	3	2	60